Exhibit 10.146

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(755) 684 5708
Website: secretaryofstate.biz	Filed in the office of	Document Number
20080314219-60
	Ross Miller	Filing Date and Time
	Secretary of State	05/06/2008 10:30 AM
	State of Nevada	Entity Number
C5175-1997
Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1.          Name of Corporation:
VYTERIS, INC.

2.                 The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3.                 The current number of authorized shares at the par value, if any, of each class or series, if any, of shares before the change:
500,000,000 shares of Common Stock, par value $0.001 per share; 50,000,000 shares of Preferred Stock, par value $0.0001 per share (the remainder of this section is continued on attached continuation sheet)

4.                 The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:
33,333,333 shares of Common Stock, par value $0.015 per share; 50,000,000 shares of Preferred Stock, par value $0.0001 per share (the remainder of this section is continued on attached continuation sheet)

5.                 The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:
Each share of Common Stock issued and outstanding prior to the reverse split shall be split into and reconstituted as 1/15 of one share of Common Stock. Outstanding shares of Preferred Stock are not being split by this action.

6.                 The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:
No fractional shares will be issued as a result of the reverse split and all shares of the Common Stock held by a stockholder will be aggregated and any remaining fraction of a share will be rounded up to the next higher whole share.

7. Effective date of filing (optional):
(must not be later than 90 days after the certificate is filed)
8. Officer Signature:	X	5/6/08
	Signature	Title

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

Nevada Secretary of State AM 78.209 2007
This form must be accompanied by appropriate fees.	Revised 01/01/2007

CONTINUATION SHEET FOR
CERTIFICATE OF CHANGE UNDER NRS 78.209

[Sections 3 and 4 of the Certificate of Change are continued below. For convenience, the entire sections have been restated.]

3.                 The current number of authorized shares at the par value, if any, of each class or series, if any, of shares before the change:

500,000,000 shares of Common Stock, par value $0.001 per share; 50,000,000 shares of Preferred Stock, par value $0.0001 per share, of which 7,500,000 shares are designated Series B Convertible Preferred Stock and 7,500,000 shares are designated Series C Convertible Preferred Stock.

4.                 The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

33,333,333 shares of Common Stock, par value $0.015 per share; 50,000,000 shares of Preferred Stock, par value $0.0001 per share, of which 7,500,000 shares are designated Series B Convertible Preferred Stock and 7,500,000 shares are designated Series C Convertible Preferred Stock.

STATE OF NEVADA
ROSS MILLER		SCOTT W. ANDERSON
Secretary of State		Deputy Secretary For Commercial Recordings
OFFICE OF THE SECRETARY OF STATE

Certified Copy

May 6, 2008

Job Number:	C20080506-1036
Reference Number:	00001849214-79
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State’s Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20080314213-60	Stock Split	2 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

By
Certification Clerk

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138